                                   EXHIBIT 24

POWER OF ATTORNEY

     Each director and/or officer of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), whose signature appears below hereby appoints Todd
B. Barnum or William C. Niegsch, Jr., or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended October 30, 2005, and likewise to sign and file any and all amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands this 10th day of January, 2006.

SIGNATURE                               TITLE
---------                               -----


/s/ Todd B. Barnum                      Chairman, Chief Executive Officer and
-------------------------------------   Director
    Todd B. Barnum


/s/ William C. Niegsch, Jr.             Executive Vice President, Chief
-------------------------------------   Financial Officer, Treasurer, Secretary
    William C. Niegsch, Jr.             and Director


/s/ William E. Arthur                   Director
-------------------------------------
    William E. Arthur


/s/ Thomas R. Green                     Director
-------------------------------------
    Thomas R. Green


/s/ Robert A. Rothman                   Director
-------------------------------------
    Robert A. Rothman


/s/ Michael D. Murphy                   Director
-------------------------------------
    Michael D. Murphy


/s/ Timothy C. Robinson                 Director
-------------------------------------
    Timothy C. Robinson